UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 23, 2007

GREAT AMERICAN FAMILY PARKS, INC.

(Exact name of registrant as specified in charter)

Nevada	333-127199	91-0626756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3420 Ocean Park Boulevard, Suite 3000

Santa Monica, CA 90405

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 450-9100

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 23, 2007, Dr. Larry Eastland, the Chairman, President and Chief Executive Officer of Great American Family Parks, Inc. (the “Company”), held a meeting with certain members of the investment community. At the meeting, Dr. Eastland showed a prepared presentation on the Company's business development plans and the status of ongoing projects, including the development, subject to local government approvals, of additional facilities at the Company’s Wild Animal Safari theme park located in Pine Mountain, Georgia. The presentation is annexed hereto as Exhibit 99.1.

The information in Item 7.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1

Powerpoint presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AMERICAN FAMILY PARKS, INC.

Date: January 23, 2007	By: /s/ Larry Eastland
Name: Larry Eastland President, Chief Executive Officer, Chairman of the Board

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